UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 23, 2003



Commission     Registrant; State of Incorporation;            I.R.S. Employer
File Number    Address; and Telephone Number                  Identification No.
----------- ------------------------------------------        ------------------

333-21011   FIRSTENERGY CORP.                                    34-1843785
            (An Ohio Corporation)
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-2578      OHIO EDISON COMPANY                                  34-0437786
            (An Ohio Corporation)
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-2323      THE CLEVELAND ELECTRIC ILLUMINATING COMPANY          34-0150020
            (An Ohio Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-3583      THE TOLEDO EDISON COMPANY                            34-4375005
            (An Ohio Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-3491      PENNSYLVANIA POWER COMPANY                           25-0718810
            (A Pennsylvania Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-3141      JERSEY CENTRAL POWER & LIGHT COMPANY                 21-0485010
            (A New Jersey Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-446       METROPOLITAN EDISON COMPANY                          23-0870160
            (A Pennsylvania Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

1-3522      PENNSYLVANIA ELECTRIC COMPANY                        25-0718085
            (A Pennsylvania Corporation)
            c/o FirstEnergy Corp.
            76 South Main Street
            Akron, OH  44308
            Telephone (800)736-3402

Item 5.  Other Events

        On December 23, 2003, Standard and Poor's Rating Services lowered its corporate credit rating on FirstEnergy Corp. to "BBB-" from "BBB" and cut its senior unsecured debt rating to "BB+" from "BBB-". Except for senior secured issue ratings on Ohio Edison Company's bonds, all subsidiary ratings were lowered one notch as well (see table below). The ratings were removed from CreditWatch, where they were placed with negative implications on August 18, 2003. The outlook is stable.

Standard & Poor's Ratings List
FirstEnergy Corp.                   To                          From
                                    ---                         ----
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior unsecured debt             BB+                         BBB-/Watch Neg

  The Cleveland Electric Illuminating Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB-                        BBB/Watch Neg
  Senior unsecured debt             BB+                         BBB-/Watch Neg

  The Toledo Edison Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB-                        BBB/Watch Neg
  Senior unsecured debt             BB+                         BBB-/Watch Neg

  Ohio Edison Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB                         BBB/Watch Neg
  Senior unsecured debt             BB+                         BBB-/Watch Neg

  Jersey Central Power & Light Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB                         BBB+/Watch Neg

  Metropolitan Edison Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB                         BBB+/Watch Neg

  Pennsylvania Electric Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior unsecured debt             BB+                         BBB-/Watch Neg

  Pennsylvania Power Company
  Corp. credit rating               BBB-/Stable/--              BBB/Watch Neg/--
  Senior secured debt               BBB-                        BBB/Watch Neg
  Senior unsecured debt             BB+                         BBB-/Watch Neg

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.           Description
-----------           -----------
    99      Press Release issued by FirstEnergy Corp., dated December 23, 2003

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


Item 9.  Regulation FD Disclosure

         On December 23, 2003, FirstEnergy Corp. issued a press release related to Standard & Poor's decision to lower its corporate credit ratings on FirstEnergy Corp. and its subsidiaries. A copy of the press release is furnished, not filed, as Exhibit 99 hereto and is incorporated by reference.



         Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations, availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory
Commission), inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to the Company's Application related to its Rate Stabilization Plan, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K (as amended) for the year ended December 31, 2002, its Form 10-Q for the quarter ended September 30, 2003 and under "Risk Factors" in the Prospectus Supplement dated September 12, 2003 to the Prospectus dated August 29, 2003 (which was part of the Registration Statement-SEC File No. 333-103865) and other similar factors. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 23, 2003



                                          FIRSTENERGY CORP.
                                          -----------------
                                             Registrant

                                        OHIO EDISON COMPANY
                                        -------------------
                                             Registrant

                                      THE CLEVELAND ELECTRIC
                                       ILLUMINATING COMPANY
                                      ----------------------
                                            Registrant

                                    THE TOLEDO EDISON COMPANY
                                    ------------------------
                                            Registrant

                                   PENNSYLVANIA POWER COMPANY
                                   --------------------------
                                            Registrant

                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              ------------------------------------
                                            Registrant

                                   METROPOLITAN EDISON COMPANY
                                   ---------------------------
                                             Registrant

                                  PENNSYLVANIA ELECTRIC COMPANY
                                  -----------------------------
                                             Registrant







                                        /s/ Jeffrey R. Kalata
                                ---------------------------------------
                                            Jeffrey R. Kalata
                                            Assistant Controller

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